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              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(D) OF THE
               SECURITIES EXCHANGE ACT OF 1934

                        July 31, 1997
                        -------------
       Date of Report (Date of Earliest Event Reported)


                       WESTERN BANCORP
                       ---------------
    (Exact Name of Registrant As Specified In Its Charter)


                          CALIFORNIA
                          ----------
        (State or Other Jurisdiction of Incorporation)

            0-13551                                     95-3863296
            -------                                     ----------
    (Commission File Number)                (IRS Employer Identification No.)

                    4100 Newport Place, 9th Floor
                    Newport Beach, California 92660
      --------------------------------------------------
      (Address of Principal Executive Offices)(Zip Code)

                        (310) 477-2401
                        --------------
     (Registrant's Telephone Number, including Area Code)

                   30000 Town Center Drive
                   Laguna Niguel, California 92677
  -------------------------------------------------------------
  (Former Name or Former Address, If Changed Since Last Report)

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Item 5.  Other Events.

         On July 31, 1997, Western Bancorp ("Western") announced the signing of an Agreement and Plan of Merger, dated July 30, 1997, between Western, Western Bank and Santa Monica Bank, pursuant to which Santa Monica Bank will merge with and into Western Bank. A copy of the joint press release issued by Western and Santa Monica Bank in connection with the announcement is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.

         On July 31, 1997, Western also announced that both the Board of Governors of the Federal Reserve System and the California Commissioner of Financial Institutions have approved the merger of SC Bancorp ("SCB") into Western, and that upon the merger becoming effective each share of common stock of SCB issued and outstanding at such time will be converted to the
right to receive 0.4556 shares of common stock of Western.   A copy of the
joint press release issued by Western and SCB in connection with the announcement is attached hereto as Exhibit 99.2 and is incorporated by reference in its entirety.

Item 7.  Financial Statements, Pro forma Financial Statements and Exhibits.

         (c)  Exhibits.

         The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number                      Description

99.1  Joint Press Release of Western and Santa Monica Bank, dated July 31, 1997.
99.2  Joint Press Release of Western and SC Bancorp, dated July 31, 1997.

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                               SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: August 11, 1997

                           WESTERN BANCORP


                           By:  /s/  Arnold C. Hahn
                               -------------------------------
                                Name:     Arnold C. Hahn
                                Title:    Executive Vice President and
                                          Chief Financial Officer

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                               EXHIBIT INDEX


Exhibit
Number                         Description

99.1 Joint Press Release of Western Bancorp and Santa Monica Bank, dated July 31, 1997.
99.2    Joint Press Release of Western Bancorp and SC Bancorp, dated
        July 31, 1997.

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